UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Kinder Morgan, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Step 1: Go to www.envisionreports.com/kmi. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. www.envisionreports.com/kmi Online Go to www.envisionreports.com/kmi or scan the QR code — login details are located in the shaded bar below. The Sample Company Stockholder Meeting Notice 03RL8C + + IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 10, 2023 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Kinder Morgan, Inc. (“KMI”) annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! The Notice and Proxy Statement for KMI’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”) and Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (collectively, the “Proxy Materials”) are available at: 2NOT Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. Obtaining a Free Copy of the Proxy Materials – If you want to receive paper or email copies of the Proxy Materials, you must request them as instructed below. Unless requested, you will not otherwise receive a paper or email copy of the Proxy Materials. Please make your request for copies of the Proxy Materials on or before April 26, 2023 to facilitate timely delivery. Votes submitted electronically must be received by 11:59 pm, Eastern Time, on May 9, 2023. MMMMMMMMMMMM MMMMMMMMM MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 C 1234567890 COY 000004 MMMMMMM

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/kmi. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Kinder Morgan, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 26, 2023. KMI’s 2023 Annual Meeting of Stockholders will be held on Wednesday, May 10, 2023, 10:00 A.M. Central Time, at the Offices of Kinder Morgan, Inc., 1001 Louisiana Street, Houston, Texas 77002. For directions, please call 713-369-9000. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4: 1. Election of the following Directors: Richard D. Kinder, Steven J. Kean, Kimberly A. Dang, Ted A. Gardner, Anthony W. Hall, Jr., Gary L. Hultquist, Ronald L. Kuehn, Jr., Deborah A. Macdonald, Michael C. Morgan, Arthur C. Reichstetter, C. Park Shaper, William A. Smith, Joel V. Staff and Robert F. Vagt. 2. Approval of an Amendment to our Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the company as permitted by recent amendments to the General Corporation Law of the State of Delaware. 3. Ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2023. 4. Approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in the Proxy Statement. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. This notice is only an overview of the Proxy Materials, which contain important information. To vote your shares you must go online or request a paper copy of the Proxy Materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Stockholder Meeting Notice